UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2010
MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01 13697	52-1604305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia	30701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 8.01 Other Events.
Mohawk Industries, Inc. (NYSE: MHK) announced today the final results of its previously announced cash tender offer to purchase up to $200,000,000 aggregate principal amount of its outstanding 6.50% senior notes due 2011 (CUSIP No. 608190AG9 and ISIN No. US608190AG93). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1     Press release dated April 12, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date: April 12, 2010	By:	/s/ JAMES T. LUCKE
James T. Lucke
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit

99.1.	Press release dated April 12, 2010.